                             FOURTH AMENDMENT TO THE
                              TAX SHARING AGREEMENT

         This Fourth Amendment ("Fourth Amendment") to the Tax Sharing Agreement is made and entered into this 1st day of October, 1999 to have the respective effective dates as set forth herein.

         WHEREAS, the Tax Sharing Agreement was entered into by and between KSL Recreation Corporation, a California corporation ("REC") and each of the entities described on Schedule A annexed thereto (the "Signator Corporations") dated April 30, 1997, to be effective November 1, 1996 (the "Agreement"), and as amended, such amendment to be effective the date of incorporation of KSL Recreation Group, Inc., March 14, 1997 (the "First Amendment"), and as amended, such amendment to be effective November 1, 1997 (the "Second Amendment"), and as amended, such amendment to be effective November 1, 1998 (the Third Amendment");

         WHEREAS, the Parent, as defined in the Agreement, desires to amend and/or supplement certain Schedules to the Agreement as set forth herein; and

         WHEREAS, the Parent desires to amend certain provisions of the Agreement as set forth herein;

         NOW THEREFORE, in consideration of the promises and conditions set forth herein, the parties agree to amend the Agreement as follows:

         1. The capitalized terms contained in this Fourth Amendment shall have the same meaning as that set forth in the Agreement.

         2. Pursuant to Section 8.1 of the Agreement, KSL Fairways Golf Corporation shall be deleted as a Member of the REC Group and Fairways Subgroup, and a Signator Corporation under the Agreement effective October 1, 1999.

         3.       Pursuant to Section 8.1 of the Agreement, KSL
                  Fairways/Virginia Corporation shall be deleted as a Member of the REC Group and Fairways Subgroup, and a Signator Corporation under the Agreement effective October 1, 1999.

         4. Income and franchise taxes of the Rec Group shall not be applicable to removed Members and/or Subgroups for periods subsequent to their stated effective dates as non-Members and/or non-Subgroups and non-Signator Corporations under the Agreement.

Fourth Amendment to the
Tax Sharing Agreement


         5. Pursuant to the Agreement, First Amendment, Second Amendment, Third Amendment and the changes and additions described herein this Fourth Amendment, revised schedules (the "Schedules") to the Agreement are attached hereto as EXHIBIT A and shall replace the schedules to the Agreement in their entirety.

         6. All other terms, covenants and conditions set forth in the Agreement, the First Amendment, the Second Amendment, and the Third Amendment shall be and remain in full force and effect. In the event of any conflict between the provisions of this Fourth Amendment and the provisions of the Agreement and/or the First Amendment and/or Second Amendment and/or Third Amendment, the provisions of this Fourth Amendment shall control.

Fourth Amendment to the
Tax Sharing Agreement

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment to become effective as of the respective dates set forth herein.

                      KSL Recreation Corporation
                      KSL Recreation Group, Inc.
                      KSL Land Holdings, Inc.
                      KSL Desert Resorts, Inc.
                      Las Casitas Corporation
                      KSL Real Estate Company
                      KSL Travel, Inc.
                      La Quinta Corporation (formerly Casitas Plaza Corporation) KSL Golf Holdings, Inc.
                      KSL Florida Holdings, Inc.
                      KSL Hotel Corp.
                      KSL Silver Properties, Inc.
                      KSL Florida Development Corp.
                      KSL Georgia Holdings, Inc.
                      KSL Lake Lanier, Inc.
                      KSL Grand Traverse Holdings, Inc.
                      KSL Grand Traverse Land, Inc.
                      KSL Grand Traverse Realty, Inc.
                      KSL Grand Traverse Resort, Inc.
                      KSL Water Works, Inc.
                      KSL Hawaii Holdings I, Inc.
                      KSL Hawaii Holdings II, Inc.
                      KSL Hawaii Holdings III, Inc.
                      KSL Hawaii Holdings IV, Inc.
                      KSL Hawaii Holdings V, Inc.
                      KSL Grand Wailea Hospitality Corporation
                      KSL Grand Wailea Resort, Inc.
                      KSL Land Corporation
                      KSL Citrus Properties, Inc.
                      KSL Development Corporation
                      KSL Land II Corporation
                      KSL Land III Corporation
                      KSL Land IV Corporation
                      Landaq, Inc.
                      Delaware corporations

                      By:              /s/ John K. Saer, Jr.
                          ------------------------------------------------
                      Name:             John K. Saer, Jr.
                            ----------------------------------------------
                      Title:            Vice President
                             ---------------------------------------------

EXHIBIT A

(Attached)

SCHEDULE A

SIGNATOR CORPORATIONS

KSL Recreation Corporation
KSL Recreation Group, Inc.
KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)
KSL Desert Resorts, Inc.
KSL Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel, Inc.
KSL La Quinta Corporation (formerly Casitas Plaza Corporation)
KSL Golf Holdings, Inc.
KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Florida Development Corp.
KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.
KSL Land Corporation
KSL Citrus Properties, Inc.
KSL Development Corporation
KSL Land II Corporation
KSL Land III Corporation
KSL Land IV Corporation
Landaq, Inc.
KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.
KSL Hawaii Holdings I, Inc.
KSL Hawaii Holdings II, Inc.
KSL Hawaii Holdings III, Inc.
KSL Hawaii Holdings IV, Inc.
KSL Hawaii Holdings V, Inc.
KSL Grand Wailea Hospitality Corporation
KSL Grand Wailea Resort, Inc.

SCHEDULE B

REC GROUP MEMBERS

KSL Recreation Corporation
KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)
KSL Recreation Group, Inc.
KSL Desert Resorts, Inc.
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel Inc.
KSL La Quinta Corporation (formerly Casitas Plaza Corporation)
KSL Golf Holdings, Inc.
KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Florida Development Corp.
KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.
KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.
KSL Hawaii Holdings I, Inc.
KSL Hawaii Holdings II, Inc.
KSL Hawaii Holdings III, Inc.
KSL Hawaii Holdings IV, Inc.
KSL Hawaii Holdings V, Inc.
KSL Grand Wailea Hospitality Corporation
KSL Grand Wailea Resort, Inc.

SCHEDULE C

LAND GROUP MEMBERS

KSL Land Corporation
KSL Citrus Properties, Inc.
KSL Development Corporation
KSL Land II Corporation
KSL Land III Corporation
KSL Land IV Corporation
Landaq, Inc. (formerly KSL Casitas Corporation)

SCHEDULE D

DESERT RESORTS SUBGROUP
(FORMERLY LANDMARK SUBGROUP)

KSL Desert Resorts, Inc. (formerly KSL Landmark Corporation)
Las Casitas Corporation (formerly KSL Vacation Resorts, Inc.)
KSL Real Estate Company (formerly Wild West Desert Properties, Inc.) KSL Travel, Inc.
KSL La Quinta Corporation (formerly Casitas Plaza Corporation)

SCHEDULE E

FLORIDA SUBGROUP

KSL Florida Holdings, Inc.
KSL Hotel Corp.
KSL Silver Properties, Inc.
KSL Florida Development Corp.

SCHEDULE F

FAIRWAYS SUBGROUP

KSL Golf Holdings, Inc.

SCHEDULE G

GEORGIA SUBGROUP

KSL Georgia Holdings, Inc.
KSL Lake Lanier, Inc.

SCHEDULE H

LAND HOLDINGS SUBGROUP
(FORMERLY XOCHIMILCO SUBGROUP)

KSL Land Holdings, Inc. (formerly Xochimilco Properties, Inc.)

SCHEDULE I

BOND SUBGROUP

KSL Recreation Group, Inc.
Desert Resorts Subgroup
Fairways Subgroup
Florida Subgroup
Georgia Subgroup
Grand Traverse Subgroup
Restricted Grand Wailea Subgroup

SCHEDULE J

GRAND TRAVERSE SUBGROUP

KSL Grand Traverse Holdings, Inc.
KSL Grand Traverse Land, Inc.
KSL Grand Traverse Realty, Inc.
KSL Grand Traverse Resort, Inc.
KSL Water Works, Inc.

SCHEDULE K

RESTRICTED GRANDWAILEA SUBGROUP

KSL Hawaii Holdings I, Inc.
KSL Hawaii Holdings II, Inc.
KSL Hawaii Holdings III, Inc.
KSL Hawaii Holdings IV, Inc.
KSL Hawaii Holdings V, Inc.
KSL Grand Wailea Hospitality Corporation

SCHEDULE L

UNRESTICTED GRAND WAILEA SUBGROUP

KSL Grand Wailea Resort, Inc.